Exhibit 10.2

EXECUTED

PATHLIGHT CAPITAL LP

100 Federal Street

Boston, Massachusetts 02110

May 19, 2023

Rubicon Global, LLC

100 West Main Street, Suite 610

Lexington, Kentucky 40507

Attention: Chris Spooner

Re: Maturity Extension

Ladies and Gentlemen:

This letter (this “Letter Agreement”) is delivered to you in connection with that certain Loan and Security Agreement, dated as of March 29, 2019 (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, including pursuant to this Letter Agreement, the “Loan Agreement”), by and among (i) Rubicon Global, LLC, a Delaware limited liability company (the “Borrower Representative”), (ii) the other borrowers party thereto from time to time (together with the Borrower Representative, the “Borrowers”), (iii) Rubicon Technologies Holdings, LLC, a Delaware limited liability company (“Holdings”), (iv) the other guarantors party thereto from time to time (together with Holdings, the “Guarantors”), (v) each lender party thereto from time to time (collectively, the “Lenders” and individually, a “Lender”), and (vi) Pathlight Capital LP, as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used but not defined in this Letter Agreement shall have the meanings assigned to them in the Loan Agreement.

The Borrower Representative has requested that the Agent and the Lenders agree to (a) extend the “Scheduled Maturity Date” under and as defined in the Loan Agreement from March 29, 2024 to May 23, 2024 and (b) consent to the extension of the “Scheduled Maturity Date” under and as defined in the Third Lien Loan Agreement from March 29, 2024 to May 23, 2024, and the Agent and the undersigned Lenders are willing to do so on the terms, and subject to the conditions, set forth in this Letter Agreement. Accordingly, in reliance on the representations and warranties of the Borrower Representative set forth herein, the Borrower Representative, the Agent and the undersigned Lenders hereby agree as follows:

Effective as of the date of this Letter Agreement,

(a) The defined term “Scheduled Maturity Date” set forth in the Loan Agreement shall be amended and restated in its entirety as follows: “Scheduled Maturity Date” means May 23, 2024”.

(b) Notwithstanding anything in the contrary in the Loan Agreement (as amended hereby) or the Third Lien Subordination Agreement, the Agent, on behalf of itself and the Lenders, hereby acknowledges and consents to (x) the execution, delivery and performance by the Loan Party Obligors, the Third Lien Lenders and the Third Lien Agent of the amendment of the Third Lien Loan Agreement, dated on our about the date hereof, and (y) the modifications to the Third Lien Loan Agreement effected pursuant to the Third Lien Amendment, which shall consist solely of the extension of the “Scheduled Maturity Date” under and as defined in the Third Lien Loan Agreement from March 29, 2024 to May 23, 2024. This consent is a limited consent and shall not (i) constitute nor be deemed to constitute a consent by the Agent or any Lender to any other amendment or departure from the Third Lien Loan Documents or the Third Lien Subordination Agreement or (ii) constitute a course of dealing among the Agent and the Loan Party Obligors or the Agent and the Subordinated Creditors (as defined in the Third Lien Subordination Agreement). The Third Lien Agent (on behalf of the Subordinated Creditors) shall entitled to rely on, and is an express third party beneficiary of, this clause (b).

The Borrower Representative hereby represents and warrants that the following statements are true as of the date hereof, both immediately before and immediately after giving effect to this Letter Agreement:

(i) the representations and warranties contained herein and in the Loan Agreement and the other Loan Documents are true and correct in all respects as of the date hereof as though made on and as of the date hereof (or, to the extent such representations or warranties are expressly made solely as of an earlier date, such representations and warranties are true and correct as of such earlier date), and

(ii) no Default or Event of Default has occurred and is continuing.

THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. This Letter Agreement may be executed in counterparts which, taken together, shall constitute an original. Delivery of an executed counterpart of this Letter Agreement by facsimile or other electronic transmission (e.g., “.pdf” or “.tif” or other format) shall be effective as delivery of a manually executed counterpart thereof. This Letter Agreement shall constitute a Loan Document.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Very truly yours,

PATHLIGHT CAPITAL LP,
as Agent

By:	Pathlight Partners GP LLC, its General Partner

By:	/s/ Shawn Pennels
Name:	Shawn Pennels
Title:	Director

PATHLIGHT CAPITAL FUND I LP,
as Lender

By:	Pathlight Partners GP, LLC, its General Partner

By:	/s/ Shawn Pennels
Name:	Shawn Pennels
Title:	Director

[Signature Page to Letter Agreement re Maturity Extensions]

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

RUBICON GLOBAL, LLC,
as Borrower Representative

By:	/s/ Phil Rodoni
Name:	Phil Rodoni
Title:	Chief Executive Officer of Rubicon Technologies Holdings, LLC, its Sole Member

cc:	Eclipse Business Capital, LLC

333 W. Wacker Drive, Suite 950

Chicago, Illinois 60606

Attention: Tracy Salyers

E-mail: salyers@eclipsebuscap.com

Mizzen Capital, LP

488 Madison Avenue, 18th Floor

New York, New York 10022

Greenberg Traurig, LLP
One Vanderbilt Avenue

New York, New York 10017

Attention: Todd E. Bowen

E-Mail: bowent@gtlaw.com

[Signature Page to Letter Agreement re Maturity Extensions]